                                                                    Exhibit 99.1


                           DISTRIBUTION ELECTION FORM
                           AND LETTER OF TRANSMITTAL

                    IN CONNECTION WITH THE REORGANIZATION OF

                       BOSTON CELTICS LIMITED PARTNERSHIP
              PURSUANT TO THE AGREEMENT AND PLAN OF REORGANIZATION

          PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS AND THE INFORMATION STATEMENT/PROSPECTUS BEFORE MAKING ANY ELECTION

               IF YOU WANT TO PARTICIPATE IN BCLP II AND RECEIVE
             SUBORDINATED DEBENTURES AND CASH IN THE DISTRIBUTION,
                        YOU NEED NOT FILL OUT THIS FORM.

    IF YOU HOLD AT LEAST 100 BCLP UNITS AND WANT TO RECEIVE ANY CASTLE CREEK INTERESTS IN THE DISTRIBUTION, YOU MUST FILL OUT THIS FORM AND SEND IT TO BCLP
                       ALONG WITH YOUR UNIT CERTIFICATES.

---------------------------------------------------------------------------------------------------------------------------------
                                    BOX A: DESCRIPTION OF BCLP UNITS HELD BY THE UNDERSIGNED
                                            (ATTACH ADDITIONAL SHEETS IF NECESSARY.)
                                                       SEE INSTRUCTION 1.
---------------------------------------------------------------------------------------------------------------------------------
 NAME(S) AND ADDRESS OF REGISTERED HOLDER(S) OF BCLP UNITS
      (PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON
                      CERTIFICATE(S))
                      (PLEASE PRINT)*                                            CERTIFICATES HELD OF RECORD
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                            NUMBER OF UNITS WITH
                                                                                                             RESPECT TO WHICH A
                                                                                            NUMBER         CASTLE CREEK ELECTION
                                                                                           OF UNITS         IS MADE (MUST BE AT
                                                                  CERTIFICATE           REPRESENTED BY      LEAST 100 UNITS AND
                                                                   NUMBER(S)             CERTIFICATE         DIVISIBLE BY 100)
                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------
                                                                  Total Units
---------------------------------------------------------------------------------------------------------------------------------

* If Units are registered in different forms (e.g., John R. Doe and J.R. Doe), it will be necessary to fill in, sign and submit as many separate Forms of Election and Letters of Transmittal as there are different registrations of Unit Certificates. Additional copies of this Distribution Election Form and Letter of Transmittal may be obtained from BCLP at the address and phone number shown below.

[ ] Check here if your Unit Certificate(s) has (have) been lost, stolen or destroyed. See Instruction 9. In order to make an effective Castle Creek Election with respect to such certificates, you will be required to complete additional documentation and pay for an indemnity bond covering the lost, stolen or destroyed certificate(s).

     The enclosed Distribution Election Form is to be completed and submitted pursuant to an election by holders ("Holders") of units ("Units") representing limited partnership interests in Boston Celtics Limited Partnership ("BCLP") with respect to the form of a distribution (the "Distribution") from BCLP to be made in connection with the proposed reorganization (the "Reorganization") of BCLP, pursuant to the Agreement and Plan of Reorganization, dated as of April 14, 1998, as it may be amended from time to time (the "Plan"), described in the Information Statement/Prospectus dated June , 1998 relating to the Reorganization (the "Prospectus"). Capitalized terms not defined in this letter of transmittal or in the Distribution Election Form shall have the meanings given to them in the Prospectus.

     Holders may elect (the "Election") to (i) participate in BCLP II and receive the Distribution in the form of $20 in principal amount of the Subordinated Debentures for each Unit held and $1 in cash (a "Debenture Election"), or (ii) receive one Castle Creek Interest for each one hundred (100) Units held (a "Castle Creek Election"), or (iii) some combination thereof. Holders who do not to make an election will be deemed to have made a Debenture Election.

     Each Holder acknowledges and agrees that its Election (or deemed Election) will also constitute an election by the Holder with regard to the Holder's treatment under the Plan of Merger dated as of April 14, 1998, as it may be amended from time to time (the "Merger Agreement") among BCLP Merger, Inc., BCLP and BCLP II, as described in the Prospectus. As provided in the Merger Agreement, a Holder making a Debenture Election will receive in the Merger a limited partnership interest of BLCP II, as described in the Prospectus. The BCLP Units of a holder making a Castle Creek Election will be canceled in the Merger as provided in the Merger Agreement and described in the Prospectus.

     HOLDERS WHO WISH TO MAKE A DEBENTURE ELECTION NEED NOT TAKE ANY ACTION. Holders who wish to make a Castle Creek Election must properly complete the form and return it to BCLP at the addresses listed below with all certificates representing Units held by such Holder as to which a Castle Creek Election is made, duly endorsed in blank or otherwise in a form acceptable for transfer on the books of BCLP by 5:00 p.m., Boston time, on June 29, 1998 (the "Election Deadline"). If you make a Castle Creek Election, you will be deemed to have agreed to comply with the restrictions on transfers of Castle Creek Interests described in the Prospectus.

     IF YOUR BCLP CERTIFICATE(S) HAS (HAVE) BEEN LOST, STOLEN OR DESTROYED AND YOU REQUIRE ASSISTANCE IN REPLACING IT (THEM), SEE INSTRUCTION 9 TO THIS DISTRIBUTION ELECTION FORM AND LETTER OF TRANSMITTAL.

     YOU CANNOT COMPLETE AN EFFECTIVE CASTLE CREEK ELECTION WITHOUT ATTACHING YOUR BCLP CERTIFICATE(S) TO THIS DISTRIBUTION ELECTION FORM AND LETTER OF TRANSMITTAL OR, ALTERNATIVELY, (1) DELIVERING THE SHARES BY BOOK-ENTRY TRANSFER TO BCLP'S ACCOUNT AT A BOOK-ENTRY TRANSFER FACILITY, OR (2) SUBMITTING AN AFFIDAVIT AND INDEMNIFICATION REGARDING THE LOSS, THEFT OR DESTRUCTION OF SUCH CERTIFICATE(S) REASONABLY ACCEPTABLE TO BCLP.

     Questions and requests for assistance or additional copies of the Prospectus or this Distribution Election Form and Letter of Transmittal may be directed to BCLP at the address set forth below.

     By returning a Distribution Election Form, Holders acknowledge that each Election is subject to the terms, conditions and limitations set forth in (i) the Prospectus, receipt of which is acknowledged by the undersigned, (ii) the Plan, and (iii) the accompanying instructions. Each such Holder also represents and warrants that such Holder is the exclusive owner of the Units represented by the certificates identified herein.

     IF A HOLDER DOES NOT SUBMIT AN EFFECTIVE DISTRIBUTION ELECTION FORM AS INSTRUCTED BY THE ELECTION DEADLINE, SUCH HOLDER WILL BE DEEMED TO HAVE MADE A DEBENTURE ELECTION.

     After carefully reviewing all of the Instructions set forth in the Distribution Election Form, if you wish to make a Castle Creek Election, you should complete and return all of the required documents with necessary endorsements to BCLP in the accompanying envelope at one of the addresses below. PLEASE RETURN THE DISTRIBUTION ELECTION FORM ONLY TO BCLP.
                               BCLP's Address is:

                                 P.O. Box 8607
                             Boston, MA 02114-0036
                                       or
                             Call at (617) 854-8040

           Banks and brokerage firms, please call at 1 (800) 684-8823

             By mail:                   By Facsimile Transmission:                    By hand:
Boston Celtics Limited Partnership            (For Eligible              Boston Celtics Limited Partnership
          P.O. Box 8607                     Institutions Only)          c/o ChaseMellon Shareholder Services
      Boston, MA 02114-0036                   (617) 720-7833                        120 Broadway
                                                                                     13th Floor
       Overnight delivery:                                                       New York, NY 10271
       151 Merrimac Street
         Boston, MA 02114

                            ------------------------

                             Confirm by telephone:
                                 (617) 854-8040
                            ------------------------

     IF YOU WANT TO MAKE A CASTLE CREEK ELECTION, THE DISTRIBUTION ELECTION FORM TOGETHER WITH ALL OTHER REQUIRED DOCUMENTS SHOULD BE RETURNED TO BCLP IN THE ACCOMPANYING ENVELOPE. DELIVERY OF THE DISTRIBUTION ELECTION FORM TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE METHOD OF DELIVERY IS AT THE OPTION AND RISK OF THE HOLDER OF UNITS, BUT IF SENT BY MAIL, IT IS STRONGLY SUGGESTED THAT MAILING BE BY REGISTERED MAIL WITH RETURN RECEIPT REQUESTED.

                    PLEASE READ CAREFULLY THE PROSPECTUS AND
                      ALL OF THE ACCOMPANYING INSTRUCTIONS
                 WHICH FORM PART OF THE TERMS AND CONDITIONS OF
                         THE DISTRIBUTION ELECTION FORM

   5:00 P.M., BOSTON TIME, ON JUNE 29, 1998, IS THE ELECTION DEADLINE BY WHICH DATE A COMPLETED DISTRIBUTION ELECTION FORM AND LETTER OF TRANSMITTAL, TOGETHER WITH ALL REQUIRED DOCUMENTS, MUST BE RECEIVED BY BCLP IN ORDER FOR ANY ELECTION CONTAINED HEREIN TO BE VALID.

     The tax consequences to Holders will differ. For information as to the income tax consequences of your election choice, see "Certain Federal Income Tax Consequences" in the Prospectus. Holders also are urged to consult their tax advisors regarding the tax consequences to them of the Reorganization.

                       CHANGE IN CITIZENSHIP OR RESIDENCY

     For United States tax purposes, it is important that BCLP know whether you are a United States citizen or resident of the United States or a foreign person. You have previously supplied information to BCLP regarding your status. If your status has changed, please complete the appropriate box below. If neither of the following boxes is completed or if you do not return this Distribution Election Form and Letter of Transmittal, BCLP will rely on the information regarding your status that was previously supplied.

                     CERTIFICATE FOR UNITED STATES PERSONS

I AM A UNITED STATES CITIZEN OR RESIDENT OF THE UNITED STATES.

SIGNATURE:
------------------------------------------

TAXPAYER ID NO.:
----------------------------------

DATE:
-----------------------------------------------

                        CERTIFICATE FOR FOREIGN HOLDERS

I CERTIFY UNDER PENALTY OF PERJURY THAT I AM NOT A UNITED STATES CITIZEN OR RESIDENT OF THE UNITED STATES.

SIGNATURE:
------------------------------------------

DATE:
-----------------------------------------------

If you are not a United States citizen or resident of the United States (a "Non-U.S. Person"), you may be subject to certain United States tax withholding requirements. BCLP is not permitted to forward to Non-U.S. Persons any cash or property in the Distribution until applicable United States withholding amounts are remitted. As a result, if you are a Non-U.S. Person and you desire to make a Debenture Election, BCLP will apply the cash portion of the Distribution to satisfy a portion of the tax withholding requirement and you will not receive your Subordinated Debentures until (i) you pay to BCLP a cash amount equal to the remaining withholding obligation, or (ii) BCLP has withheld from interest payments on the Subordinated Debentures an amount equal to the remaining withholding obligation. BCLP reserves the right to sell after consummation of the Reorganization a sufficient number of your Subordinated Debentures at the then-current market price to satisfy the withholding obligation relating to your Distribution; after BCLP remits the applicable withholding amount from the net proceeds of such sale, BCLP will forward to you any remaining net proceeds along with any unsold Subordinated Debentures. Costs of any such sale on your behalf will be deducted from the proceeds. Please note that in most instances, withholding requirements apply regardless of whether the Distribution is taxable to you. If the Distribution is not taxable to you, you may file a return to claim a refund. Consult your tax advisor for additional information.

To BCLP:

     In connection with the Reorganization, and pursuant to the Plan, the undersigned hereby makes the Election set forth herein and, in the case of a Castle Creek Election, surrenders to you for cancellation Certificates representing each BCLP Unit of the undersigned's, listed above in Box A, with respect to which a Castle Creek Election is made.

     The undersigned understands that the undersigned's Election is subject to certain terms, conditions and limitations that have been set forth in (i) the Prospectus and (ii) the Instructions. In particular, the undersigned acknowledges and agrees that by making a Castle Creek Election, the undersigned thereby agrees to comply with the significant restrictions on transfers of Castle Creek Interests described in the Prospectus. Extra copies of this Distribution Election Form and Letter of Transmittal and the Prospectus may be requested from BCLP, at the address or phone numbers shown above. The filing of this Distribution Election Form and Letter of Transmittal with BCLP will constitute acknowledgment of the undersigned's receipt of the Prospectus.

     The undersigned hereby represents and warrants that the undersigned is the registered holder of the Units represented by the BCLP Certificate(s), with good title to the Units described in Box A above and full power and authority to sell, assign and transfer such Units, free and clear of all liens, claims and encumbrances, and not subject to any adverse claims.

     The undersigned authorizes and instructs you to give effect to the Election made herein. In the case of a Castle Creek Election, the Certificate(s) must be delivered herewith or by book-entry transfer to BCLP's account at a book-entry transfer facility, or there must be furnished herewith an affidavit and indemnification regarding the loss, theft or destruction of such Certificate(s) reasonably acceptable to BCLP in accordance with Instruction 9.

     The undersigned understands and acknowledges that all questions as to the validity, form and eligibility of any Election and surrender of the Units hereunder shall be reasonably determined by BCLP, and such determination shall be final and binding.

     Unless otherwise indicated under "Special Distribution Instructions" below, please make all distributions pursuant to the Election herein to the registered holder(s) of the Units at the address shown above in Box A.

     The undersigned will, upon request, execute any additional documents necessary or desirable to give effect to the undersigned's Election. In addition, subject to the consummation of the Reorganization, the undersigned hereby irrevocably appoints BCLP as attorney-in-fact for the undersigned to exercise all authority conferred in this Distribution Election Form and Letter of Transmittal for the purposes contemplated in the Plan, and such authority will be binding on successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and will survive the death or incapacity of the undersigned.

                                    ELECTION

     The appropriate box below must be checked in order to make a Debenture Election, a Castle Creek Election or a combination thereof. FAILURE TO CHECK ANY BOX WILL HAVE THE SAME EFFECT AS A DEBENTURE ELECTION. THEREFORE, HOLDERS WHO DESIRE TO MAKE A DEBENTURE ELECTION (TO PARTICIPATE IN BCLP II AND RECEIVE SUBORDINATED DEBENTURES AND CASH IN THE DISTRIBUTION) NEED NOT RETURN THIS DISTRIBUTION ELECTION FORM.

     ALL HOLDERS WISHING TO MAKE A CASTLE CREEK ELECTION MUST DELIVER TO BCLP A PROPERLY COMPLETED DISTRIBUTION ELECTION FORM AND LETTER OF TRANSMITTAL, AND CERTIFICATE(S) AS TO WHICH SUCH ELECTION IS BEING MADE, OR, ALTERNATIVELY, (I) DELIVER THE SHARES BY BOOK-ENTRY TRANSFER TO BCLP'S ACCOUNT AT A BOOK-ENTRY TRANSFER FACILITY, OR (II) SUBMIT AN AFFIDAVIT AND INDEMNIFICATION REGARDING THE LOSS, THEFT OR DESTRUCTION OF SUCH CERTIFICATE(S) REASONABLY ACCEPTABLE TO BCLP, AND ALL OTHER REQUIRED DOCUMENTS, PRIOR TO 5:00 P.M., BOSTON TIME, ON JUNE 29, 1998. Castle Creek Interests may not be held in "street name;" if your BCLP Units presently are held in "street name," you must complete the registration information in the "Delivery by Book-Entry Transfer" box below.

     HOLDERS SUBMITTING A DISTRIBUTION ELECTION FORM AND LETTER OF TRANSMITTAL AFTER SUCH ELECTION DEADLINE WILL BE DEEMED TO HAVE MADE A DEBENTURE ELECTION REGARDLESS OF THE ELECTION SPECIFIED IN BOX B BELOW.

------------------------------------------------------------------------------------------------------

  BOX B: ELECTION*                                   CHECK APPROPRIATE BOX(ES)
  Number of Units                                    Election
  (A) --------------------- Units                    [ ] DEBENTURE ELECTION. I wish to participate in
  (B) --------------------- Units                    BCLP II and receive Subordinated Debentures and
  (must be at least 100 Units and                    cash in the Distribution with respect to the
  must be divisible by 100)                          number of Units indicated.
                                                     [ ] CASTLE CREEK ELECTION. I wish to receive
                                                     Castle Creek Interests in the Distribution with
                                                     respect to the number of Units indicated. I
                                                     understand that a Castle Creek Election is
                                                     effective only with respect to one hundred-Unit
                                                     blocks; one Castle Creek Interest will be
                                                     distributed for each one hundred Units I own, and
                                                     I am enclosing my certificates.
------------------------------------------------------------------------------------------------------

IF YOU WANT TO PARTICIPATE IN BCLP II AND RECEIVE SUBORDINATED DEBENTURES AND CASH IN THE DISTRIBUTION, YOU NEED NOT FILL OUT THIS FORM.

* Nominees must use a separate Distribution Election Form and Letter of Transmittal to make an Election for themselves and on behalf of each beneficial owner of BCLP Units. See the Instructions below.

                        DELIVERY BY BOOK-ENTRY TRANSFER
                               See Instruction 1.

[ ] Check here if Units relating to a Castle Creek Election are being delivered by book-entry transfer to BCLP's account on The Depository Trust Company's book-entry transfer facilities (the "Depository").

My Castle Creek Interests should be registered in the following name, at the address indicated:

--------------------------------------------------------------------------------

YOU WILL BE DEEMED TO HAVE MADE A DEBENTURE ELECTION IF:

A. YOU CHECK THE BOX INDICATING A DEBENTURE ELECTION ABOVE;

B. NO CHOICE IS INDICATED ABOVE;

C. YOU FAIL TO FOLLOW THE INSTRUCTIONS ON THIS DISTRIBUTION ELECTION FORM AND LETTER OF TRANSMITTAL (INCLUDING, IN THE CASE OF A CASTLE CREEK ELECTION, THE FAILURE TO SUBMIT YOUR CERTIFICATE(S)) OR OTHERWISE FAIL TO PROPERLY MAKE AN ELECTION; OR

D. A COMPLETED DISTRIBUTION ELECTION FORM AND LETTER OF TRANSMITTAL (INCLUDING, IF REQUIRED, SUBMISSION OF YOUR CERTIFICATE(S)) IS NOT ACTUALLY RECEIVED BY THE ELECTION DEADLINE.

     In order to make a proper Election, this Distribution Election Form and Letter of Transmittal must be (i) completed and signed in the space provided in Box C below and (ii) mailed or delivered with your Certificate(s) in the case of a Castle Creek Election (or an affidavit and indemnification regarding the loss, theft or destruction of such Certificate(s) reasonably acceptable to BCLP in accordance with Instruction 9 to BCLP at the addresses set forth above, or delivered by book-entry transfer to BCLP's account at the Depository). In order to properly make a Debenture Election, a Castle Creek Election or a combination thereof, these actions must be taken in a timely fashion such that the Distribution Election Form and Letter of Transmittal is received by BCLP prior to the Election Deadline.

     The method of delivery of the Distribution Election Form and Letter of Transmittal, the Certificate(s), in the case of a Castle Creek Election, and any other required document is at the election and risk of the Holder and delivery will be deemed made only when actually received by BCLP. The risk of loss of such Units will pass only after BCLP has actually received the Units. If the Certificate(s) is (are) sent by mail, it is recommended that it (they) be sent by registered mail, appropriately insured, with return receipt requested. In all cases, sufficient time for delivery should be allowed to ensure timely delivery.

     CONSUMMATION OF THE REORGANIZATION IS STILL SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE PLAN. IN THE EVENT THAT THE PLAN IS TERMINATED, NO DISTRIBUTIONS WILL BE MADE AND BCLP WILL PROMPTLY RETURN TO YOU ANY BCLP CERTIFICATE(S) PREVIOUSLY SUBMITTED WITH THIS DISTRIBUTION ELECTION FORM AND LETTER OF TRANSMITTAL OR DELIVERED TO BCLP BY BOOK-ENTRY TRANSFER.

                       SPECIAL DISTRIBUTION INSTRUCTIONS
                        SEE INSTRUCTIONS 1, 4, 5 AND 8.

        To be completed ONLY if the Castle Creek Interest, as the case may be, is to be issued in the name of and mailed to someone other than the undersigned. Please note that Castle Creek Interests may not be held in "street name". Note: If you complete this box, you will need a signature guarantee by an eligible institution. See Instruction 4.

   Make the Distribution in the name of and to:

   Name
   ----------------------------------------------------
                                 (PLEASE PRINT)

   Address
   --------------------------------------------------

        ---------------------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

                         SPECIAL DELIVERY INSTRUCTIONS
                          SEE INSTRUCTIONS 1, 4 AND 8.

        To be completed ONLY if the Castle Creek Interest, as the case may be, issued in the name of the undersigned is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in Box A above. Mail to:

   Name
   ----------------------------------------------------
                                 (PLEASE PRINT)

   Address
   --------------------------------------------------

        ---------------------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   CHECK THIS BOX [ ] IF THIS IS A PERMANENT CHANGE OF ADDRESS.

               BOX C MUST BE COMPLETED. SEE INSTRUCTION 1 AND 7.
--------------------------------------------------------------------------------

   BOX C: SIGNATURE(S)

   The undersigned represents and warrants that the undersigned has full power and authority to make the Election with respect to the Units of BCLP listed in Box A above and that the Units are free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by BCLP to be necessary and desirable.

   Date:
   ------------------------------------

                                PLEASE SIGN HERE

   Signature:
   --------------------------------------------------------------------------

   Signature:
   --------------------------------------------------------------------------

   Signature:
   --------------------------------------------------------------------------

   Signature(s) of registered holder(s) must be EXACTLY as name(s) appear(s) in Box A above or on the assignment authorizing transfer.

   If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the capacity of the person signing should be indicated. (See Instruction 9.)

   Dated:
   --------------------------------------------------------------------------

   Name(s):
   --------------------------------------------------------------------------
                                 (Please Print)

   Capacity:
   --------------------------------------------------------------------------

   Daytime Area Code and
   Telephone Number:
   --------------------------------------------------------------------------
================================================================================

                              SIGNATURE GUARANTEE
              (REQUIRED ONLY IN CASES SPECIFIED IN INSTRUCTION 4)

   The undersigned hereby guarantees the signature(s) which appear(s) on this Letter of Transmittal.

   Dated:
   ------------------------------------

   --------------------------------------------------------------------------
                        (Name of Firm Issuing Guarantee)
                                 (Please Print)

   --------------------------------------------------------------------------
                          (Fix Medallion Stamp Above)

--------------------------------------------------------------------------------

                    DISTRIBUTION ELECTION FORM INSTRUCTIONS

     This Distribution Election Form and Letter of Transmittal must be completed and submitted to BCLP prior to the Election Deadline, which is 5:00 p.m., Boston time, on June 29, 1998, by any Holder desiring to make an Election. If your Certificate(s) is (are) lost, stolen or destroyed. See Instruction 9 below.

     Each Holder is entitled to make an Election and submit a Distribution Election Form and Letter of Transmittal covering all Units of BCLP actually held of record by such holder. Nominee record holders, which include nominees, trustees or any other person that holds Units in any capacity whatsoever on behalf of more than one person or entity ("Nominees"), are entitled to make an Election for themselves, as well as an Election on behalf of each beneficial owner of Units held through such nominee record holders, but each such Election must be made on a separate Distribution Election Form and Letter of Transmittal. Beneficial owners who are not record holders are not entitled to submit a Distribution Election Form and Letter of Transmittal. Nominees submitting a Distribution Election Form and Letter of Transmittal on behalf of a Holder as trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or acting in another fiduciary or representative capacity should refer to Instruction 7 below.

     Each Election is subject to certain terms, conditions and limitations that have been set out in the Prospectus and these Instructions. The Plan is included as Exhibit B to the Prospectus. Extra copies of the Prospectus may be requested from BCLP at the address or phone numbers shown above. The filing of this Distribution Election Form and Letter of Transmittal with BCLP will constitute acknowledgment of the receipt of the Prospectus.

     1. Election Deadline. Each Holder is entitled to make an Election. For any Election contained herein to be effective, this Distribution Election Form and Letter of Transmittal, properly completed, and, in the case of a Castle Creek Election, the related Certificate(s) must be received by BCLP at the addresses shown above no later than THE ELECTION DEADLINE OF 5:00 P.M., BOSTON TIME, ON JUNE 29, 1998. To properly complete Box A, the number of each BCLP Certificate held of record should be written in the column under the heading "Certificate Number."

     BCLP will determine whether any Distribution Election Form and Letter of Transmittal or any other required document is received on a timely basis and whether any Distribution Election Form and Letter of Transmittal or any other required document has been properly completed. Any such determinations shall be conclusive and binding. IF A HOLDER DOES NOT MAKE AN EFFECTIVE ELECTION BY THE ELECTION DEADLINE, SUCH HOLDER SHALL BE DEEMED TO HAVE MADE A DEBENTURE ELECTION. For lost, stolen or destroyed Certificate(s), see Instruction 9.

IMPORTANT: IF YOU CHECK ONLY DEBENTURE ELECTION IN BOX B, DO NOT SUBMIT YOUR CERTIFICATES WITH THIS DISTRIBUTION ELECTION FORM AND LETTER OF TRANSMITTAL.

     2. Revocation or Change of Election Form and Letter of Transmittal. Any Distribution Election Form and Letter of Transmittal may be revoked or changed by written notice duly executed to BCLP from the person submitting such Distribution Election Form and Letter of Transmittal, but to be effective such notice must be received by BCLP at or prior to the Election Deadline of 5:00 p.m., Boston Time, on June 29, 1998. If a Distribution Election Form and Letter of Transmittal is revoked, and the Certificate(s) withdrawn, the Certificate(s) submitted therewith, if any, will be promptly returned by BCLP to the person which submitted such certificate(s). Upon any such revocation, unless a duly completed Distribution Election Form and Letter of Transmittal is thereafter submitted before the Election Deadline, such Holder will be deemed to have made a Debenture Election.

     3. Termination of Right to Elect. If for any reason the Reorganization is not consummated or is abandoned, all Distribution Election Forms and Letters of Transmittal will be void and of no effect whatsoever, and all Certificates previously received by BCLP and thereafter held by BCLP will be returned promptly by BCLP to the person who submitted such certificate(s).

     4. Guarantee of Signatures. Signatures on this Distribution Election Form and Letter of Transmittal need not be guaranteed unless the "Special Distribution Instructions" section has been completed. In such event, signatures on this Distribution Election Form and Letter of Transmittal must be guaranteed by an eligible guarantor institution pursuant to Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (an "Eligible Institution"). PUBLIC NOTARIES CANNOT EXECUTE ACCEPTABLE GUARANTEES OF SIGNATURES.

     5. Method of Delivery. THE METHOD OF DELIVERY OF THIS DISTRIBUTION ELECTION FORM AND BCLP CERTIFICATE(S) AND ANY OTHER REQUIRED DOCUMENT IS AT THE ELECTION AND RISK OF THE HOLDER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY BCLP. THE RISK OF LOSS OF SUCH UNITS WILL PASS ONLY AFTER BCLP HAS ACTUALLY RECEIVED THE UNITS. IF SUCH CERTIFICATE(S) IS (ARE) SENT BY MAIL, IT IS RECOMMENDED THAT IT (THEY) BE SENT BY REGISTERED MAIL, APPROPRIATELY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME FOR DELIVERY SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. For lost, stolen or destroyed certificates, see Instruction 9.

     6. Inadequate Space. If the space provided herein is inadequate, the Certificate numbers and the number of Units represented thereby should be listed on additional sheets and attached hereto.

     7.  Signatures on Distribution Election Form and Letter of Transmittal.

     (a) All signatures must correspond exactly with the name written on the face of the Certificate(s) without any alteration, variation or change whatsoever.

     (b) If the Certificate(s) is (are) held of record by two or more joint owners, all such owners must sign this Distribution Election Form and Letter of Transmittal.

     (c) If any Units are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate copies of this Distribution Election Form and Letter of Transmittal as there are different registrations of Certificates.

     (d) If this Distribution Election Form and Letter of Transmittal is signed by a person(s) other than the record holder(s) of the Certificate(s) listed in Box A above (other than as set forth in paragraph (e) below), this Distribution Election Form and any accompanying Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the record holder(s) appears on such certificate(s).

     (e) If this Distribution Election Form and Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and such person is not the record holder of the accompanying Certificates, he or she must indicate the capacity when signing and must submit proper evidence of his or her authority to act.

     8. Special Distribution and Delivery Instructions. Indicate the name and/or address of the person(s) in whose name and to whom the Distribution is to be made, if different from the name and/or address of the person(s) signing this Distribution Election Form and Letter of Transmittal. Signatures must be guaranteed if the "Special Distribution Instructions" section has been completed. See Instruction 4.

     9. Lost, Stolen, or Destroyed Certificates. If your Unit certificates have either been lost, stolen or destroyed, please make note of this fact on Distribution Election Form under the section entitled "Description of Units Held By the Undersigned" and notify [person to be notified] at [telephone number] immediately. The appropriate forms for obtaining replacement certificates will be sent to you and you will be instructed as to how to proceed. The Distribution Election Form cannot be processed until the lost, stolen or destroyed certificate(s) has been replaced. Accordingly, if you have lost a certificate or if any of your certificates have been destroyed or stolen, and you wish to safeguard your right to make an election, you must act promptly.

     10. Miscellaneous. BCLP IS UNDER NO DUTY TO GIVE ANY HOLDER NOTICE OF DEFECTS IN ANY DISTRIBUTION ELECTION FORM AND LETTER OF TRANSMITTAL. BCLP SHALL NOT INCUR ANY LIABILITY FOR FAILURE TO GIVE SUCH NOTIFICATION, AND BCLP HAS THE ABSOLUTE RIGHT TO REJECT ANY AND ALL DISTRIBUTION ELECTION FORMS AND LETTERS OF TRANSMITTAL NOT PROPERLY COMPLETED OR TO WAIVE ANY IRREGULARITIES IN ANY DISTRIBUTION ELECTION FORM AND LETTER OF TRANSMITTAL.

     11. Information and Additional Copies. Information and additional copies of this Distribution Election Form and Letter of Transmittal may be obtained by telephoning BCLP, at (617) 854-8040. Banks and brokerage firms, should telephone at 1 (800) 684-8823.

     12. Acknowledgment. By signing the Distribution Election Form, you are acknowledging: (i) that you have received the Prospectus, (ii) that your election is subject to the terms, conditions and limitations set forth in the Prospectus, including, in the case of a Castle Creek Election, that you have agreed to the significant restrictions on transfer of Castle Creek Interests described in the Prospectus, and (iii) that with your Election, you also will be determining what you will receive under the Merger Agreement.

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